UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 14, 1996

                             RC/ARBY'S CORPORATION
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                   0-20286                  59-2277791
      --------------              -----------            ------------------
      (State or other             (Commission            (IRS Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation)


            1000 Corporate Drive
            Fort Lauderdale, Florida                            33334
      ----------------------------------------              -------------
      (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (954) 351-5600




                 -----------------------------------------------
                      (Former Name or Former Address, if
                          Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

      Filed herewith are certain documents and agreements entered into or otherwise relating to the Registrant and its subsidiaries.

      (c)  Exhibits:

            3.1   Certificate of Incorporation of RC/Arby's Corporation.

            3.2   By-Laws of RC/Arby's Corporation.

            4.1 Loan Agreement dated as of September 5, 1996 by and between FFCA Mortgage Corporation and Arby's Restaurant Holding Company.

            4.2 Supplement to Loan Agreements as of June 26, 1996 among FFCA Acquisition Corporation, Arby's Restaurant Holding Company, Arby's Restaurant Development Corporation and Triarc Companies, Inc.

            4.3 Agreement Regarding Cross-Collateralization and Cross-Default Provisions as of June 26, 1996 by and among FFCA Acquisition Corporation, Arby's Restaurant Development Corporation, Arby's Restaurant Holding Company and Arby's, Inc.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RC/ARBY'S CORPORATION




Date:  November 14, 1996             By:   /s/ JOHN L. BARNES, JR.
                                          --------------------------
                                          John L. Barnes, Jr.
                                          Senior Vice President
                                          and Chief Financial Officer